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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): January 13, 1998


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                      1-7882                   94-1692300
          --------                      ------                   ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                                      94088-3453
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(address of principal executive offices)                        (Zip Code)


Registrant's telephone number,
 including area code:                                           (408) 732-2400
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Item 5.  Other Events.
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     On January 13, 1998, Advanced Micro Devices, Inc. (the Company) announced its fourth quarter revenues. The Company reported a net loss of $12,334,000 on sales of $613,171,000 for its fourth quarter, ended December 28, 1997. The loss amounted to $0.09 per share. Revenues increased by 3 percent over the immediate-prior quarter, and 23 percent over the like period of 1996. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.



Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99  Press release dated January 13, 1998

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCED MICRO DEVICES, INC.
                                               (Registrant)



                                                   /s/ Marvin D. Burkett
Date:  January 26, 1998                        By: _____________________________
                                                     Marvin D. Burkett
                                                     Senior Vice President,
                                                     Chief Financial and
                                                     Administrative Officer
                                                     and Treasurer

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                                 Exhibit Index
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Exhibit Number          Exhibit
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     99                 Press release dated January 13, 1998

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